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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 8, 2002
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                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


        1-5721                                            13-2615557
(Commission File Number)                    (I.R.S. Employer Identification No.)



                   315 PARK AVENUE SOUTH, NEW YORK, N.Y. 10010
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 460-1900
              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

On December 28, 2001, Allcity Insurance Company announced the decision of the Empire Insurance Group, which consists of the Company's subsidiaries, Empire Insurance Company, Allcity Insurance Company and Centurian Insurance Company, to conduct a complete and orderly liquidation of all of its operations. During 2001, the Empire Group explored options for developing a new business model and strategy. However, after evaluating these options, the Empire Group determined that this action is in the best interests of its shareholders and policyholders.




















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LEUCADIA NATIONAL CORPORATION

                                          By: /s/ Joseph A. Orlando
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                                              Joseph A. Orlando
                                              Vice President

Date: February 8, 2002












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